EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Leland F. Bunch, III, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the BANK 2018-BNK15 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, National Cooperative Bank, N.A., as NCB Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, National Cooperative Bank, N.A., as NCB Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, Wells Fargo Bank, National Association, as Primary Servicer for the Aventura Mall Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Aventura Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Aventura Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Aventura Mall Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Aventura Mall Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Aventura Mall Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Aventura Mall Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Pfizer Building Mortgage Loan, Torchlight Loan Services, LLC, as Special Servicer for the Pfizer Building Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Pfizer Building Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Pfizer Building Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Pfizer Building Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Pfizer Building Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Pfizer Building Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Millennium Partners Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Special Servicer for the Millennium Partners Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Millennium Partners Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Millennium Partners Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Millennium Partners Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Millennium Partners Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Prudential - Digital Realty Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Prudential - Digital Realty Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Prudential - Digital Realty Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Prudential - Digital Realty Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Prudential - Digital Realty Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Prudential - Digital Realty Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Prudential - Digital Realty Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Plaza Frontenac Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Plaza Frontenac Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Plaza Frontenac Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Plaza Frontenac Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Plaza Frontenac Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Starwood Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Starwood Hotel Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Starwood Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Starwood Hotel Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Starwood Hotel Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Starwood Hotel Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Starwood Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Moffett Towers - Buildings E, F, G  Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Moffett Towers - Buildings E, F, G  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Moffett Towers - Buildings E, F, G  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Moffett Towers - Buildings E, F, G  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Moffett Towers - Buildings E, F, G  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Moffett Towers - Buildings E, F, G  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Moffett Towers - Buildings E, F, G  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 2020 Fifth Avenue  Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 2020 Fifth Avenue  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 2020 Fifth Avenue  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 2020 Fifth Avenue  Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 2020 Fifth Avenue  Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 2020 Fifth Avenue  Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 2020 Fifth Avenue  Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Carriage Place Mortgage Loan, KeyBank National Association, as Special Servicer for the Carriage Place Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Carriage Place Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Carriage Place Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Carriage Place Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Carriage Place Mortgage Loan, and National Tax Search, LLC, as Servicing Function Participant for the Carriage Place Mortgage Loan.

Dated: March 17, 2021

/s/ Leland F. Bunch, III

Leland F. Bunch, III

President and Chief Executive Officer

(senior officer in charge of securitization of the depositor)